                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

[X]   Filed by the registrant

[ ]   Filed by a party other than the registrant

Check the appropriate box:
[ ]   Preliminary proxy statement
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          STRATTEC SECURITY CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                   Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1) Amount previously paid:
      (2) Form, schedule or registration statement no.:
      (3) Filing party:
      (4) Date filed:

                                [STRATTEC LOGO]

                         STRATTEC SECURITY CORPORATION
                            3333 WEST GOOD HOPE ROAD
                           MILWAUKEE, WISCONSIN 53209

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of STRATTEC SECURITY CORPORATION, a Wisconsin corporation (the "Corporation"), will be held at the Manchester East Hotel, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, on Tuesday, October 8, 2002, at 2 p.m. local time, for the following purposes:

     1. To elect two directors, each to serve for a three-year term.

     2. To approve and adopt an amendment to the STRATTEC SECURITY CORPORATION Stock Incentive Plan (the "Incentive Plan") to increase the aggregate number of shares of the Corporation's common stock that may be issued or transferred upon exercise, payment or vesting of stock options and other equity incentive awards granted pursuant thereto by 400,000. Most of the awards granted pursuant to the Incentive Plan are leveraged stock options, each of which have an exercise price that is based on an assumed rate of stock price growth over the five-year life of the option. Using this formula, options granted on August 20, 2002 (subject to approval of additional options for the Incentive Plan) were granted at an exercise price of $58.59, based upon an average market price of the stock on that date of $44.93. These options are typically exercisable between the third and fifth anniversary of grant.

     3. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of a Wisconsin corporation at their Annual Meeting.

By order of the Board of Directors

Milwaukee, Wisconsin
August 28, 2002
                                          PATRICK J. HANSEN,
                                          Secretary

     SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 20, 2002 ARE ENTITLED TO VOTE AT THE MEETING. YOUR VOTE IS IMPORTANT TO ENSURE THAT A MAJORITY OF THE STOCK IS REPRESENTED. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER FIND THAT YOU MAY BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                                [STRATTEC LOGO]

                         STRATTEC SECURITY CORPORATION
                            3333 WEST GOOD HOPE ROAD
                           MILWAUKEE, WISCONSIN 53209

          PROXY STATEMENT FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 8, 2002

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of STRATTEC SECURITY CORPORATION of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders of the Corporation to be held on October 8, 2002 and any adjournments thereof. Only shareholders of record at the close of business on August 20, 2002 will be entitled to notice of and to vote at the meeting. The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified in the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Corporation, the shares represented thereby will be voted in FAVOR of the election of the directors listed in the enclosed proxy and in FAVOR of the proposal to amend the STRATTEC SECURITY CORPORATION Stock Incentive Plan (the "Incentive Plan") to increase the aggregate number of shares of the Corporation's common stock, par value $0.01 per share (the "Common Stock"), that may be issued pursuant thereto by 400,000. Most of the awards granted pursuant to the Incentive Plan are leveraged stock options, each of which have an exercise price that is greater than the fair market value of the Corporation's Common Stock on the date of grant of such options. Shareholders may revoke proxies at any time to the extent they have not been exercised. The cost of solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by employees of the Corporation, without additional compensation therefor, by telephone, by facsimile or in person. On the record date, the Corporation had outstanding 3,755,523 shares of Common Stock entitled to one vote per share.

     A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. The election of the directors requires the affirmative vote of a plurality of the shares represented at the meeting and the approval and adoption of the proposed amendment to the Incentive Plan requires the affirmative vote of a majority of the shares represented at the meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement and will not count toward the determination of whether such directors are elected or the amendment to the Incentive Plan is approved. The Inspector of Election appointed by the Board of Directors will count the votes and ballots.

     The Corporation's principal executive offices are located at 3333 West Good Hope Road, Milwaukee, Wisconsin 53209. It is expected that this Proxy Statement and the form of Proxy will be mailed to shareholders on or about August 28, 2002.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is divided into three classes, with the term of office of each class ending in successive years. Two directors are to be elected at the Annual Meeting, each to serve for a term of three years expiring in 2005, and three directors will continue to serve for the terms designated in the following schedule. As indicated below, each individual nominated by the Board of Directors is an incumbent director. The Corporation anticipates that the nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason the nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Corporation (except where a proxy withholds authority with respect to the election of directors).

BOARD OF DIRECTORS RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE ELECTION OF MICHAEL J. KOSS AND JOHN G. CAHILL AS DIRECTORS OF THE COMPANY.

                                                                           DIRECTOR
NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS    AGE     SINCE
----------------------------------------------------------------    ---    --------
NOMINEES FOR ELECTION AT THE ANNUAL MEETING (CLASS OF 2005):
MICHAEL J. KOSS...............................................      48       1995
President and Chief Executive Officer of Koss Corporation
(manufacturer and marketer of high fidelity stereophones for the international consumer electronics market) since 1989. Director of Koss Corporation.
JOHN G. CAHILL................................................      45       1995
President and Chief Operating Officer of the Corporation since
February 1999. Executive Vice President, Chief Financial
Officer, Treasurer and Secretary of the Corporation from 1994 to
February 1999.
INCUMBENT DIRECTORS (CLASS OF 2003):
HAROLD M. STRATTON II.........................................      54       1994
Chairman of the Board and Chief Executive Officer of the
Corporation since February 1999. President and Chief Executive
Officer of the Corporation from 1994 to February 1999. Director of Smith Investment Company.
ROBERT FEITLER................................................      71       1995
Chairman of the Executive Committee of the Board of Directors of
Weyco Group, Inc. (manufacturer, purchaser and distributor of men's footwear) since April 1996. Director of Weyco Group, Inc.
and Trustee of ABN AMRO Funds.
INCUMBENT DIRECTOR (CLASS OF 2004):
FRANK J. KREJCI...............................................      52       1995
President of Wisconsin Furniture, LLC (a manufacturer of custom furniture) since June 1996.

DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation Committee. The Board's Audit Committee is comprised of Messrs. Koss (Chairman), Feitler and Krejci. The Audit Committee makes recommendations to the Board of Directors regarding the engagement of independent public accountants to audit the books and accounts of the Corporation and reviews with such accountants the audited financial statements and their reports thereon. The Audit Committee also consults with the independent public accountants with respect to the annual audit scope and plan of audit and with respect to the adequacy of the Corporation's internal controls and accounting procedures. The Audit Committee met three times during fiscal 2002.

     The Board's Compensation Committee is comprised of Messrs. Feitler (Chairman), Koss and Krejci. The Compensation Committee, in addition to such other duties as may be specified by the Board of Directors, reviews the compensation and benefits of executive officers and senior managers and makes appropriate recommendations to the Board of Directors, administers the Corporation's Economic Value Added Plan for Executive Officers and Senior Managers, administers the Incentive Plan and prepares on an annual basis a report on executive compensation. The Compensation Committee met one time during fiscal 2002.

     The Board of Directors held four meetings in fiscal 2002, and all of the directors attended all of the meetings of the Board of Directors and the committees thereof on which they served.

INFORMATION REGARDING CHANGE OF AUDITORS

     On May 30, 2002, the Corporation dismissed Arthur Andersen LLP as its independent public accountants and appointed Deloitte & Touche LLP as its new independent accountants. The decision to dismiss Arthur Andersen LLP and to retain Deloitte & Touche LLP was recommended by the Corporation's Audit Committee and approved by its Board of Directors on May 7, 2002, subject to Deloitte & Touche LLP completing its internal formal client acceptance procedures. Formal client acceptance was received by the Corporation on May 30, 2002. Arthur Andersen LLP's reports on the Corporation's consolidated financial statements for each of the fiscal years ended July 1, 2001 and July 2, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Corporation's two most recent fiscal years and through May 30, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Corporation's consolidated financial statements for such years; and there were no reportable events, as listed in
Item 304(a)(1)(v) of SEC Regulation S-K.

     During the Corporation's two most recent fiscal years and through May 30, 2002, the Corporation did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three members of the Corporation's Board of Directors. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) for the listing standards of the Nasdaq Stock Market. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors.

     The Audit Committee has:

     - reviewed and discussed the Corporation's audited financial statements for the fiscal year ended June 30, 2002, with the Corporation's management and with Deloitte & Touche LLP;

     - discussed with Deloitte & Touche LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

     - received and discussed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).

     Based on such review and discussions with management and Deloitte & Touche LLP, the Audit Committee recommended that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission (the "Commission").
                                          AUDIT COMMITTEE:
                                          Michael J. Koss -- Chairman
                                          Robert Feitler
                                          Frank J. Krejci

FEES OF INDEPENDENT AUDITORS

     Audit Fees. Deloitte & Touche LLP billed the Corporation $65,000 in fees for professional services rendered for the audit of the Corporation's financial statements for the fiscal year ended June 30, 2002. Arthur Andersen LLP billed the Corporation $10,000 in fees for professional services rendered for the review of the interim financial statements in the Corporation's Quarterly Reports on Form 10-Q during the fiscal year ended June 30, 2002.

     Statutory and Regulatory Agency Audits. Deloitte & Touche LLP billed the Corporation $37,000 in fees for professional services rendered for statutory and regulatory agency audits during the fiscal year ended June 30, 2002.

     Financial Information Systems Design and Implementation Fees. Neither Deloitte & Touche LLP nor Arthur Andersen LLP rendered any professional services to the Corporation for information technology services or advice during the fiscal year ended June 30, 2002.

     All Other Fees. Deloitte & Touche LLP and Arthur Andersen LLP billed the Corporation $19,000 and $78,000, respectively, in fees for all other professional services, which consisted primarily of tax-related services, rendered to the Corporation during the fiscal year ended June 30, 2002.

     The Audit Committee of the Board of Directors of the Corporation considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Deloitte & Touche LLP, and previously, of Arthur Andersen LLP.

COMPENSATION OF DIRECTORS

     Each nonemployee director of the Corporation receives an annual retainer fee of $8,000, a fee of $750 for each Board meeting attended and a fee of $500 for each committee meeting attended. Effective June 30, 1997, the Corporation implemented an Economic Value Added Plan for Non-Employee Members of the Board of Directors (the "Director EVA* Plan"). The purpose of the Director EVA Plan is to maximize long-term shareholder value by providing incentive compensation to nonemployee directors in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders and to enhance the Corporation's ability to attract and retain outstanding individuals to serve as nonemployee directors of the Corporation. The Director EVA Plan provides for the payment of a potential cash bonus to each nonemployee director equal to the product of (a) 40% of the director's retainer and meeting fees for the fiscal year, multiplied by (b) a Company Performance Factor. In general, the Company Performance Factor is determined by reference to the financial performance of the Corporation relative to a targeted cash-based return on capital, which is intended to approximate the Corporation's weighted cost of capital (which was 12% for fiscal 2002). For fiscal 2002, Messrs. Feitler, Koss and Krejci each received a bonus of $7,124 pursuant to the Director EVA Plan.

-------------------------
* EVA is a registered trademark of Stern, Stewart & Co.

                               SECURITY OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of July 31, 2002 by (i) each director and named executive officer (as defined below), (ii) all directors and executive officers as a group, and (iii) each person or other entity known by the Corporation to beneficially own more than 5% of the outstanding Common Stock.

                                                                    NATURE OF BENEFICIAL OWNERSHIP
                                                    --------------------------------------------------------------
                          TOTAL NUMBER                 SOLE          SOLE        SHARED        SHARED       SOLE
                           OF SHARES                VOTING AND    VOTING OR    VOTING AND    VOTING OR     VOTING
                          BENEFICIALLY   PERCENT    INVESTMENT    INVESTMENT   INVESTMENT    INVESTMENT     POWER
NAME OF BENEFICIAL OWNER    OWNED(1)     OF CLASS     POWER         POWER        POWER         POWER       ONLY(2)
------------------------  ------------   --------   ----------    ----------   ----------    ----------    -------
FMR Corp.(3)...........     545,000        13.9       16,300       528,700           --            --         --
Krestrel Investment
  Management(4)........     211,300         5.4      197,300        14,000           --            --         --
PRIMECAP Management
  Company(5)...........     402,700        10.3      182,700       220,000           --            --         --
The State of Wisconsin
  Investment Board(6)...    413,600        10.6      413,600            --           --            --         --
T. Rowe Price
  Associates, Inc.(7)...    579,700        14.8       83,900       495,800           --            --         --
Vanguard Horizon
  Funds(8).............     220,000         5.6           --       220,000           --            --         --
Wellington Management
  Company, LLP(9)......     300,900         7.7           --            --      180,300       120,600         --
John G. Cahill.........      18,110           *          486            --           --            --         11
Robert Feitler.........      15,000           *       15,000            --           --            --         --
Michael J. Koss........       1,000           *        1,000            --           --            --         --
Frank Krejci...........          40           *           40            --           --            --         --
Harold M. Stratton II...    165,639         4.1       42,543(10)        --       10,100(11)       169(12)     22
Patrick J. Hansen......       4,068           *           --            --           --            --         --
Gerald L. Peebles......       6,557           *           --            --           --            --        193
Donald J. Harrod.......       3,720           *           --            --           --            --         --
All directors and
  executive officers as
  a group (9 persons)...    214,150         5.3       59,069            --       10,100           169        242

-------------------------
  *  Less than 1%.

 (1) Includes the rights of the following persons to acquire shares pursuant to the exercise of currently vested stock options: Mr. Cahill -- 17,613 shares; Mr. Stratton -- 112,805 shares; Mr. Hansen -- 4,068 shares; Mr. Harrod -- 3,720 shares; Mr. Peebles -- 6,364 shares; and all directors and executive officers as a group -- 144,570 shares.

 (2) All shares are held in the Employee Savings and Investment Plan Trust.

 (3) FMR Corp. ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, filed a Schedule 13G dated February 12, 1999, as amended by a Schedule 13G/A dated February 14, 2000, a Schedule 13G/A dated March 10, 2000, a Schedule 13G/A dated February 14, 2001 and a Schedule 13G/A dated February 14, 2002, reporting that as of February 14, 2002, it was the beneficial owner of 545,000 shares of Common Stock. The shares of Common Stock beneficially owned by FMR include 16,300 shares as to which FMR has sole voting and investment power and 528,700 shares to which FMR has sole investment power.

 (4) Kestrel Investment Management Corporation ("Kestrel"), 411 Borel Avenue, Suite 403, San Mateo, CA, 94402, filed a Schedule 13G dated February 13, 2002, reporting that as of February 13, 2002, it was the beneficial owner of 211,300 shares of Common Stock. The shares of Common Stock beneficially owned by Kestrel include 197,300 shares as to which Kestrel has sole voting and investment power and 14,000 shares as to which Kestrel has sole investment power.

 (5) PRIMECAP Management Company ("PRIMECAP"), 225 South Lake Avenue, Suite 400, Pasadena, California 91101-3005, filed a Schedule 13G dated June 17, 1999, as amended by a Schedule 13G/A dated April 7, 2000 and a Schedule 13G/A dated March 9, 2001, reporting that as of March 9, 2001, it was the beneficial owner of 402,700 shares of Common Stock. The shares of Common Stock beneficially owned by PRIMECAP include 182,700 shares as to which PRIMECAP has sole voting and investment power and 220,000 shares as to which PRIMECAP has sole investment power.

 (6) The State of Wisconsin Investment Board, P.O. Box 7842, 121 East Wilson Street, Madison, Wisconsin 53707, filed a Schedule 13G dated February 6, 1996, as amended by a Schedule 13G/A dated January 21, 1997, a Schedule 13G/A dated January 20, 1998, a Schedule 13G/A dated February 2, 1999, a
     Schedule 13G/A dated February 9, 2000, a Schedule 13G/A dated February 9, 2001, a Schedule 13G/A dated June 8, 2001, a Schedule 13G/A dated February 13, 2002, a Schedule 13/GA dated June 6, 2002, and a Schedule 13G/A dated June 10, 2002, reporting that as of June 10, 2002, it was the beneficial owner of 413,600 shares of Common Stock, with sole voting and investment power as to all of such shares.

 (7) T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, filed a Schedule 13G/A dated February 9, 2000, as amended by a Schedule 13G/A dated April 7, 2000, a Schedule 13G/A dated February 12, 2001 and a Schedule 13G/A dated February 14, 2002, reporting that as of February 14, 2002, it was the beneficial owner of 579,700 shares of Common Stock. The shares of Common Stock beneficially owned by T. Rowe Price include 83,900 shares as to which T. Rowe Price has sole voting and investment power and 495,800 shares as to which T. Rowe Price has sole investment power.

 (8) Vanguard Horizon Funds, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, filed a Schedule 13G dated February 13, 2002, reporting that as of February 13, 2002, it was the beneficial owner of 220,000 shares of Common Stock, with sole voting and shared investment power as to all of such shares.

 (9) Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, Massachusetts 02109, filed a Schedule 13G dated February 13, 2001 and a
     Schedule 13G/A dated February 12, 2002, reporting that as of February 12, 2002, it was the beneficial owner of 300,900 shares of Common Stock. The shares of Common Stock beneficially owned by Wellington include 180,300 shares as to which Wellington has shared voting and investment power and 120,600 shares as to which Wellington has shared investment power.

(10) Includes 1,479 shares as to which Mr. Stratton is custodian on behalf of his children.

(11) Consists of 10,100 shares held in trusts as to which Mr. Stratton is co-trustee and beneficiary.

(12) Consists of 169 shares owned by Mr. Stratton's spouse.

     The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Corporation's equity securities. The rules promulgated by the Commission under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the Commission pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and written representations of certain of the Corporation's directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% shareholders have filed with the Commission on a timely basis all reports required to be filed under section 16(a) of the Exchange Act.

                               PERFORMANCE GRAPH

     The chart below shows a comparison of the cumulative return since June 27, 1997 had $100 been invested at the close of business on June 27, 1997 in each of the Common Stock, the Nasdaq Composite Index (all issuers), and the Dow Jones U.S. Auto Parts Index.

                      CUMULATIVE TOTAL RETURN COMPARISON*
                    THE CORPORATION VERSUS PUBLISHED INDICES
        (NASDAQ COMPOSITE INDEX AND THE DOW JONES U.S. AUTO PARTS INDEX)
[BAR GRAPH]

                                                                                                          DOW JONES U.S. PARTS
                                                    THE CORPORATION**        NASDAQ COMPOSITE INDEX             INDEX***
                                                    -----------------        ----------------------       --------------------
6/27/97                                                    100                         100                         100
6/26/98                                                    147                         130                         117
6/25/99                                                    173                         177                         117
6/30/00                                                    157                         276                          89
6/29/01                                                    167                         150                         109
6/28/02                                                    267                         102                         119

  * Total return assumes reinvestment of dividends.

 ** The closing price of the Common Stock on June 27, 1997 was $20.75, the closing price on June 26, 1998 was $30.47, the closing price on June 25, 1999 was $36.00, the closing price on June 30, 2000 was $32.50, the closing price on June 29, 2001 was $34.72 and the closing price on June 28, 2002 was $55.32.

*** During 2002, Dow Jones discontinued its U.S. Automobiles & Parts Index, which the Corporation used in its performance graph in 2001. Therefore, for the above performance graph, the Corporation utilized a new index, the Dow Jones U.S. Auto Parts Index.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Corporation's Compensation Committee (the "Committee"), which is comprised of three outside directors of the Corporation, is responsible for considering and approving compensation arrangements for senior management of the Corporation, including the Corporation's executive officers and the chief executive officer. The objectives of the Committee in establishing compensation arrangements for senior management are to: (i) attract and retain key executives who are important to the continued success of the Corporation; and (ii) provide strong financial incentives, at reasonable cost to the shareholders, for senior management to enhance the value of the shareholders' investment.

     The primary components of the Corporation's executive compensation program are (i) base salary, (ii) incentive compensation bonuses and (iii) stock options.

     The Committee believes that:

     - The Corporation's incentive plans provide strong incentives for management to increase shareholder value;

     - The Corporation's pay levels are appropriately targeted to attract and retain key executives; and

     - The Corporation's total compensation program is a cost-effective strategy to increase shareholder value.

BASE SALARIES

     Executive officers' base salaries are reviewed annually by the Committee, based on level of responsibility and individual performance. It is the Corporation's objective that base salary levels, in the aggregate, be at competitive salary levels. In fixing competitive base salary levels, the Committee used a survey of a broad group of domestic industrial organizations from all segments of industry. From this survey, the Committee determined a competitive salary level for fiscal 2002 for each executive officer position near the average derived from the survey for positions with similar responsibilities at companies with a similar level of sales, also taking into account additional factors such as the executive officer's performance. Because the survey was based on industry-wide studies, the companies in the survey do not correspond to the companies that make up the Dow Jones U.S. Auto Parts Index, which is used by the Corporation as the published industry index for comparison in the Performance Graph on page 9.

INCENTIVE BONUSES

     The Corporation maintains an Economic Value Added ("EVA") Plan for Executive Officers and Senior Managers (the "EVA Plan"), the purpose of which is to provide incentive compensation to certain key employees, including all executive officers, in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders. In general, EVA is the net operating profit after taxes, less a capital charge. The capital charge is intended to represent the return expected by the providers of the Corporation's capital. The Corporation believes that EVA improvement is the financial performance measure most closely correlated with increases in shareholder value.

     For fiscal 2002, the amount of bonus which a participant was entitled to earn was derived from a Company Performance Factor and from an Individual Performance Factor. The Company Performance Factor was determined by reference to the financial performance of the Corporation relative to a targeted cash-based return on capital established by the Committee, which is intended to approximate the

Corporation's weighted cost of capital. The Individual Performance Factor was determined by reference to the level of attainment of certain quantifiable and non-quantifiable company or individual goals which contribute to increasing the value of the Corporation to its shareholders. Individual Target Incentive Awards under the EVA Plan range from 75% of base compensation for the Chairman of the Board and Chief Executive Officer to 35% of base compensation for other officers for fiscal 2002. Mr. Stratton's fiscal 2002 bonus equals 129.75% of his Target Incentive Award, a portion of which was subject to banking as described below.

     The EVA Plan provides the powerful incentive of an uncapped bonus opportunity, but also uses a "Bonus Bank" to ensure that significant EVA improvements are sustained before significant bonus awards are paid out. The Bonus Bank feature applies to those participants determined by the Committee to be "Executive Officers" under the EVA Plan. All of the named executive officers have been designated Executive Officers for fiscal 2002. Each year, any accrued bonus in excess of 125% of the target bonus award is added to the outstanding Bonus Bank balance. The bonus paid is equal to the accrued bonus for the year, up to a maximum of 125% of the target bonus, plus 33% of the Bonus Bank balance at the end of the year. Thus, significant EVA improvements must be sustained for several years to ensure full payout of the accrued bonus. A Bonus Bank account is considered "at risk" in the sense that in any year the accrued bonus is negative, the negative bonus amount is subtracted from the outstanding Bonus Bank balance. In the event the outstanding Bonus Bank balance at the beginning of the year is negative, the bonus paid is limited to the accrued bonus up to a maximum of 75% of the target bonus. The executive is not expected to repay negative balances. On termination of employment due to death, disability or retirement or by the Corporation without cause, any positive available balance in the Bonus Bank will be paid to the terminating executive or his designated beneficiary or estate. Executive officers who voluntarily leave to accept employment elsewhere or who are terminated for cause will forfeit any positive available balance. The executive is not expected to repay negative balances upon termination or retirement.

STOCK INCENTIVE PLAN

     In 1994, the Corporation established the Incentive Plan. The Incentive Plan authorizes the Committee to grant to officers and other key employees stock incentive awards in the form of one or any combination of the following: stock options, stock appreciation rights, deferred stock, restricted stock and stock purchase rights. During fiscal 2002, the Committee granted options to purchase Common Stock to the executives as shown in the Summary Compensation Table.

     On August 20, 2002, after publication of financial results for fiscal 2002, and conditioned upon the approval of the proposed amendment to the Incentive Plan (as described in Proposal No. 2 herein) by the shareholders of the Corporation, the Committee granted leveraged stock options (LSOs) to 17 key employees, including options to purchase 24,760 shares to Mr. Stratton, options to purchase 19,940 shares to Mr. Cahill, options to purchase 5,190 shares to Mr. Hansen, options to purchase 5,320 shares to Mr. Harrod and options to purchase 5,840 shares to Mr. Peebles, based on the amount of incentive bonus under the EVA Plan earned for fiscal 2002. The method of calculating the number of options granted to each executive, and the method of determining their exercise price, is set forth in the EVA Plan and Incentive Plan. These leveraged stock options have an exercise price of $58.59 per share and provide a form of option grant that simulates a stock purchase with 10:1 leverage. The number of leveraged options granted to Mr. Stratton for fiscal 2002 was determined in the manner described and was based on his incentive bonus for fiscal 2002.

     The maximum aggregate number of LSOs to be granted each year is 80,000. If the Total Bonus Payout under EVA produces more than 80,000 LSOs in any year, LSOs granted for that year will be reduced pro-rata based on proportionate Total Bonus Payouts under the EVA Plan. The amount of any such reduction shall be carried forward to subsequent years and invested in LSOs to the extent the annual limitation is not exceeded in such years.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation awarded to Mr. Stratton reflects the basic philosophy generally discussed above that compensation be based on Corporation and individual performance.

     The Committee determined Mr. Stratton's base salary for fiscal 2002 based on the compensation survey and annual review described above. With respect to the EVA Plan and the Stock Incentive Plan, Mr. Stratton's awards for fiscal 2002 were determined in the same manner as for all other participants in these plans.

                                          COMPENSATION COMMITTEE:
                                          Robert Feitler -- Chairman
                                          Michael J. Koss
                                          Frank J. Krejci

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The table which follows sets forth certain information for the years indicated below concerning the compensation paid by the Corporation to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in fiscal 2002 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM COMPENSATION
                                                            -------------------------------------
                                            ANNUAL                 AWARDS              PAYOUTS
                                       COMPENSATION(1)      ---------------------   -------------
         NAME AND           FISCAL   --------------------   SECURITIES UNDERLYING       LTIP           ALL OTHER
    PRINCIPAL POSITION       YEAR    SALARY($)   BONUS($)    OPTIONS/SARS(#)(2)     PAYOUTS($)(3)   COMPENSATION($)
    ------------------      ------   ---------   --------   ---------------------   -------------   ---------------
Harold M. Stratton II.....   2002     286,588    268,676            24,760             44,904          5,686(4)
Chairman of the Board and    2001     277,008     53,809            13,620             62,250          5,769(4)
Chief Executive Officer      2000     260,016    243,765            23,095             93,375          6,128(4)
John G. Cahill............   2002     262,508    213,283            19,940             39,268          5,543(5)
President and Chief          2001     250,008     79,628            20,150             48,450          5,520(5)
Operating Officer            2000     234,000    190,125            18,660             72,675          5,477(5)
Patrick J. Hansen.........   2002     134,750     58,953             5,190              6,833          4,846(6)
Vice President and           2001     128,500     17,315             4,380              9,129          5,363(6)
Chief Financial Officer,     2000     122,000     53,375             4,770             13,694          5,161(6)
Secretary and Treasurer
Gerald L. Peebles.........   2002     142,167     62,198             5,840             11,715          5,183(7)
Vice President and           2001     135,500     25,467             6,440             13,964          4,500(7)
General Manager              2000     128,500     56,219             5,195             20,946          5,106(7)
Mexican Operations
Donald J. Harrod..........   2002     136,917     59,901             5,320              7,425          5,791(8)
Vice President-              2001     131,500     20,918             5,300              9,401          5,979(8)
Engineering                  2000     124,500     54,469             4,930             14,101          5,850(8)

-------------------------
(1) Represents amounts earned and paid with respect to each fiscal year.

(2) For fiscal 2000, all amounts are leveraged stock options granted on August 29, 2000 based on executive performance for fiscal 2000. For fiscal 2001, all amounts are leveraged stock options granted on August 21, 2001 based on executive performance for fiscal 2001. For fiscal 2002, all amounts are leveraged stock options granted on August 20, 2002 based on executive performance for fiscal 2002.

(3) Reflects the portion of EVA Plan bonus bank balance paid with respect to each fiscal year. See "Compensation Committee Report on Executive Compensation."

(4) For fiscal 2000, includes $5,100 in matching contributions to the Corporation's Savings and Investment Plan (the "Plan") for the executive officer and includes $1,028 of taxable employer paid group term life insurance. For fiscal 2001, includes $5,355 in matching contributions to the Plan for the executive officer and includes $414 of taxable employer paid group term life insurance. For fiscal 2002, includes $5,272 in matching contributions to the Plan for the executive officer and includes $414 of taxable employer paid group term life insurance.

(5) For fiscal 2000, includes $5,085 in matching contributions to the Plan for the executive officer and includes $392 of taxable employer paid group term life insurance. For fiscal 2001, includes $5,340 in matching contributions to the Plan for the executive officer and includes $180 of taxable employer paid group term life insurance. For fiscal 2002, includes $5,325 in matching contributions to the Plan for the executive officer and includes $218 of taxable employer paid group term life insurance.

(6) For fiscal 2000, includes $4,938 in matching contributions to the Plan for the executive officer and includes $223 of taxable employer paid group term life insurance. For fiscal 2001, includes $5,183 in matching contributions to the Plan for the executive officer and includes $180 of taxable employer paid group term life insurance. For fiscal 2002, includes $4,666 in matching contributions to the Plan for the executive officer and includes $180 of taxable employer paid group term life insurance.

(7) For fiscal 2000, includes $4,103 in matching contributions to the Plan for the executive officer and includes $1,003 of taxable employer paid group term life insurance. For fiscal 2001, includes $3,726 in matching contributions to the Plan for the executive officer and includes $774 of taxable employer paid group term life insurance. For fiscal 2002, includes $4,237 in matching contributions to the Plan for the executive officer and includes $947 of taxable employer paid group term life insurance.

(8) For fiscal 2000, includes $4,874 in matching contributions to the Plan for the executive officer and includes $976 of taxable employer paid group term life insurance. For fiscal 2001, includes $5,205 in matching contributions to the Plan for the executive officer and includes $774 of taxable employer paid group term life insurance. For fiscal 2002, includes $5,017 in matching contributions to the Plan for the executive officer and includes $774 of taxable employer paid group term life insurance.

     As described in more detail in "Compensation Committee Report on Executive Compensation" above, the EVA Plan requires that any accrued bonus in excess of 125% of the target bonus award be added to the outstanding Bonus Bank balance for each executive officer and remain at risk. A negative bonus in any year is subtracted from the outstanding Bonus Bank balance. At the end of each year, 33% of the positive Bonus Bank balance is paid out. The amounts of the accrued bonus for fiscal 2002 that has been added to the Bonus Bank balance for the named executive officers are as follows:

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                       PERFORMANCE OR    ESTIMATED FUTURE PAYOUTS UNDER
                                                        OTHER PERIOD       NONSTOCK PRICE-BASED PLANS
                                           AMOUNTS    UNTIL MATURATION   -------------------------------
                  NAME                    BANKED($)      OR PAYOUT        MINIMUM($)        MAXIMUM($)
                  ----                    ---------   ----------------   -------------     -------------
Harold M. Stratton II...................   89,807        2003-2005             0              89,807
John G. Cahill..........................   78,535        2003-2005             0              78,535
Patrick J. Hansen.......................   13,666        2003-2005             0              13,666
Gerald L. Peebles.......................   23,429        2003-2005             0              23,429
Donald J. Harrod........................   14,850        2003-2005             0              14,850

STOCK OPTIONS

     The Incentive Plan approved by shareholders provides for the granting of stock options with respect to Common Stock.

     The following tables set forth further information relating to stock options.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL
                                                                                       REALIZABLE VALUE
                                                                                          AT ASSUMED
                                                                                       ANNUAL RATES OF
                                                                                         STOCK PRICE
                             NUMBER OF      % OF TOTAL                                   APPRECIATION
                            SECURITIES     OPTIONS/SARS                                   FOR OPTION
                            UNDERLYING      GRANTED TO    EXERCISE                        TERM($)(2)
                           OPTIONS/SARS    EMPLOYEES IN    PRICE       EXPIRATION      ----------------
          NAME             GRANTED(#)(1)   FISCAL YEAR     ($/SH)         DATE          5%       10%
          ----             -------------   ------------   --------   ---------------   ----    --------
Harold M. Stratton II....     13,620           12.0        45.44     August 21, 2006   --      146,644
John G. Cahill...........     20,150           17.7        45.44     August 21, 2006   --      216,955
Patrick J. Hansen........      4,380            3.8        45.44     August 21, 2006   --       47,159
Gerald L. Peebles........      6,440            5.7        45.44     August 21, 2006   --       69,339
Donald J. Harrod.........      5,300            4.7        45.44     August 21, 2006   --       57,065

-------------------------
(1) The foregoing options are exercisable beginning on the third anniversary of the date of grant and terminate on the fifth anniversary of the date of grant.

(2) The dollar amounts under these columns are the result of theoretical calculations at 5% and 10% rates set by the Commission, and therefore are not intended to forecast possible future appreciation, if any, in the Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES*

                                                                 NUMBER OF                     VALUE OF
                                                           SECURITIES UNDERLYING       UNEXERCISED IN-THE-MONEY
                                                         UNEXERCISED OPTIONS/SARS            OPTIONS/SARS
                        SHARES ACQUIRED      VALUE         AT FISCAL YEAR END(#)         AT FISCAL YEAR END($)
         NAME           ON EXERCISE(#)    REALIZED($)   (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)
         ----           ---------------   -----------   ---------------------------   ---------------------------
Harold M. Stratton
  II..................      52,049         1,311,921          112,805/62,265               4,214,499/660,969
John G. Cahill........      68,200         1,110,571               --/56,423                      --/595,519
Patrick J. Hansen.....       7,086            68,828               --/13,218                      --/140,475
Gerald L. Peebles.....      13,641           130,290               --/17,999                      --/187,915
Donald J. Harrod......      20,000           152,400               --/13,950                      --/148,209

-------------------------
* No SARs are outstanding. Options at fiscal year end exclude leveraged stock options granted on August 20, 2002, based on executive performance for fiscal 2002.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes share information, as of June 30, 2002, for the Incentive Plan.

                                             NUMBER OF COMMON                              NUMBER OF COMMON
                                           SHARES TO BE ISSUED      WEIGHTED-AVERAGE     SHARES AVAILABLE FOR
                                             UPON EXERCISE OF      EXERCISE PRICE OF     FUTURE ISSUANCE UNDER
                                           OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,    EQUITY COMPENSATION
PLAN CATEGORY                              WARRANTS, AND RIGHTS   WARRANTS, AND RIGHTS           PLANS
-------------                              --------------------   --------------------   ---------------------
Equity compensation plans approved by
  shareholders...........................        420,207                 $34.85                 69,413
Equity compensation plans not approved by
  shareholders...........................           --                     --                     --
                                                 -------                 ------                 ------
Total....................................        420,207                 $34.85                 69,413

RETIREMENT PLAN AND SUPPLEMENTAL PENSION PLAN

     The Corporation maintains a defined benefit retirement plan (the "Retirement Plan") covering all executive officers and substantially all other employees in the United States. Under the Retirement Plan, nonbargaining unit employees receive an annual pension payable on a monthly basis at retirement equal to 1.6% of the employee's average of the highest 5 years of compensation during the last 10 calendar years of service prior to retirement multiplied by the number of years of credited service, with an offset of 50% of Social Security (prorated if years of credited service are less than 30). Compensation under the Retirement Plan includes the compensation as shown in the Summary Compensation Table under the heading "Salary and Bonus," subject to a maximum compensation amount set by law ($200,000 in 2002).

     Executive officers participate in a program which supplements benefits under the Retirement Plan. Under the Supplemental Executive Retirement Plan (the "Supplemental Pension Plan"), executive officers are provided with additional increments of (a) 0.50% of compensation (as limited under the Retirement Plan) per year of credited service over the benefits payable under the Retirement Plan to nonbargaining unit employees and (b) 2.1% of the compensation exceeding the Retirement Plan dollar compensation limit per year of credited service.

     A Rabbi trust has been created for deposit of the aggregate present value of the benefits described above for executive officers.

     The following table shows total estimated annual benefits payable from the Retirement Plan and the unfunded Supplemental Pension Plan to executive officers upon normal retirement at age 65 at specified compensation and years of service classifications calculated on a single life basis and adjusted for the projected Social Security offset:

                                                                     ANNUAL PENSION PAYABLE FOR LIFE
AVERAGE ANNUAL COMPENSATION                                     AFTER SPECIFIED YEARS OF CREDITED SERVICE
  IN HIGHEST 5 OF LAST 10                                     ---------------------------------------------
 CALENDAR YEARS OF SERVICE                                    10 YEARS    20 YEARS    30 YEARS    40 YEARS
---------------------------                                   --------    --------    --------    ---------
        $100,000..........................................    $ 17,700    $ 35,300    $ 53,000    $ 70,000*
         150,000..........................................      28,200      56,300      84,500     105,000*
         200,000..........................................      38,700      77,300     116,000     140,000*
         250,000..........................................      49,200      98,300     147,500     175,000*
         300,000..........................................      59,700     119,300     179,000     210,000*

                                                                     ANNUAL PENSION PAYABLE FOR LIFE
AVERAGE ANNUAL COMPENSATION                                     AFTER SPECIFIED YEARS OF CREDITED SERVICE
  IN HIGHEST 5 OF LAST 10                                     ---------------------------------------------
 CALENDAR YEARS OF SERVICE                                    10 YEARS    20 YEARS    30 YEARS    40 YEARS
---------------------------                                   --------    --------    --------    ---------
         350,000..........................................      70,200     140,300     210,500     245,000*
         400,000..........................................      80,700     161,300     242,000     280,000*
         450,000..........................................      91,200     182,300     273,500     315,000*
         500,000..........................................     101,700     203,300     305,000     350,000*
         550,000..........................................     112,200     224,300     336,500     385,000*
         600,000..........................................     122,700     245,300     368,000     420,000*

-------------------------
* Figures reduced to reflect the maximum limitation under the plans of 70% of compensation.

     The above table does not reflect limitations imposed by the Internal Revenue Code of 1986, as amended, on pensions paid under federal income tax qualified plans. However, an executive officer covered by the Corporation's unfunded program will receive the full pension to which he would be entitled in the absence of such limitations.

EMPLOYMENT AGREEMENTS

     Each named executive officer of the Corporation has signed an employment agreement which extended through June 30, 1999, with a one-year automatic extension upon each anniversary date, unless either party gives 30 days' notice that the agreement will not be further extended. Under the agreement, the officer agrees to perform the duties currently being performed in addition to other duties that may be assigned from time to time. The Corporation agrees to pay the officer a salary of not less than that of the previous year and to provide fringe benefits that are provided to all other salaried employees of the Corporation in comparable positions.

CHANGE OF CONTROL EMPLOYMENT AGREEMENTS

     Each executive officer of the Corporation has signed a change in control employment agreement which guarantees the employee continued employment following a "change in control" on a basis equivalent to the employee's employment immediately prior to such change in terms of position, duties, compensation and benefits, as well as specified payments upon termination following a change in control. The Corporation currently has such agreements with the five named executive officers. Such agreements become effective only upon a defined change in control of the Corporation, or if the employee's employment is terminated upon, or in anticipation of such a change in control, and automatically supersede any existing employment agreement. Under the agreements, if during the employment term (three years from the change in control) the employee is terminated other than for "cause" or if the employee voluntarily terminates his employment for good reason or during a 30-day window period one year after a change in control, the employee is entitled to specified severance benefits, including a lump sum payment of three times the sum of the employee's annual salary and bonus and a "gross-up" payment which will, in general, effectively reimburse the employee for any amounts paid under federal excise taxes.

                                PROPOSAL NO. 2:
                    APPROVAL OF AMENDMENT TO INCENTIVE PLAN

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

     Proposed Amendment. Subject to shareholder approval, the Board of Directors has amended the Incentive Plan to increase from 1,200,000 to 1,600,000 the aggregate number of shares of Common Stock that may be issued or transferred thereunder upon the exercise or payment of stock options, stock appreciation rights, deferred stock, restricted stock and stock purchase rights.

     Purpose of Proposed Amendment. The Corporation recognizes the importance of attracting and retaining key employees of merit and stimulating the active interest of those individuals in the development and financial success of the Corporation. The Board of Directors believes that the Incentive Plan is critically important to the furtherance of these objectives. The Board of Directors also believes that, through the Incentive Plan, the Corporation is able to enhance the prospects for its business activities and objectives and more closely align the interests of officers and other key employees with those of shareholders by offering officers and other key employees the opportunity to participate in the Corporation's future through proprietary interests in the Corporation.

     As of August 28, 2002, and absent shareholder approval of the proposed amendment to increase the aggregate number of shares of Common Stock available for issuance or transfer under the Incentive Plan, there would be only 61,413 shares of Common Stock remaining available for issuance upon exercise, payment or vesting of all stock options granted thereunder and outstanding on such date, excluding 80,000 LSOs granted to 17 officers and key employees on August 20, 2002, conditioned upon the approval of the proposed amendment to the Incentive Plan by the shareholders of the Corporation. The absence of an adequate number of shares of Common Stock available for issuance or transfer under the Incentive Plan restricts both the ability and the flexibility of the Corporation to effectively attract and retain and adequately compensate officers and other key employees. The Board of Directors believes that it is both necessary and desirable to increase from 1,200,000 to 1,600,000 the aggregate number of shares of Common Stock available for issuance or transfer under the Incentive Plan in order to continue to maintain the effectiveness of the Incentive Plan.

DESCRIPTION OF INCENTIVE PLAN

     The following description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, as amended, which is attached as Appendix A to this proxy statement.

     General. The Incentive Plan authorizes the Compensation Committee (the "Committee") to grant to officers and other key employees of the Company, its subsidiaries and affiliates (excluding members of the Committee and any non-employee directors) stock incentive awards. Approximately 17 employees are participants in the Incentive Plan. The Committee administers the Incentive Plan and has complete discretion, subject to the terms of the Incentive Plan, to determine, among other things, which officers and key employees will receive awards, the type, number and frequency of and the number of shares subject to such awards, and, to the extent not otherwise expressly provided in the Incentive Plan, the terms and conditions of the awards.

     Awards.

     1. Stock Options. Options granted under the Incentive Plan may be incentive stock options ("ISOs"), as defined under and subject to Section 422 of the Internal Revenue Code (the "Code"), or non-qualified stock options ("NSOs").

     The options will be exercisable at such times and subject to such terms and conditions as the Committee may determine. All options will expire no later than ten years from the date of grant in the case of ISOs and ten years and one day from the date of grant in the case of NSOs. Generally, options will expire upon an optionee's termination of employment for cause, one year following the termination of employment due to death, three years (or such shorter period as the Committee may specify at grant) following termination due to retirement or disability, or three months after the termination of employment for any other reason; provided, however, that options will expire prior to said times if and at such time that the original option exercise term otherwise expires. Generally, options may be exercised only to the extent exercisable on the date of termination, death, disability or retirement. To the extent options are ISOs, they will retain such status, in general, only if exercised within three months following termination of employment.

     The option price for any option will not be less than 100% of the fair market value of the Common Stock as of the date of grant and will be paid in cash, or, in certain circumstances, shares of Common Stock (including restricted and deferred stock), at the time of exercise. When using shares of Common Stock in payment of the exercise price, an optionee may receive, in one transaction or a series of essentially simultaneous transactions, without making any out-of-pocket cash payment, shares equivalent in value to the excess of the fair market value of the shares subject to exercised option rights over the exercise price specified for such shares in the option.

     Upon notice of exercise of a stock option, the Committee may, at its sole discretion, elect to cash out all of any portion of such option by paying a per share amount equal to the excess of the fair market value of the Common Stock on the exercise date over the option exercise price. Such payment may be in cash or Common Stock, which stock may, in certain circumstances, take the form of deferred or restricted stock.

     Stock options are not transferable except by will or the laws of descent and distribution.

     Shares of Common Stock available for distribution by the Committee under the Incentive Plan may also be issued pursuant to the Leveraged Stock Option ("LSO") program. LSOs granted under the Incentive Plan may be either ISOs or NSOs. The LSOs may be exercisable no earlier than three nor more than five years from the date of grant. The exercise price of LSOs shall be the product of 90% of fair market value on the date of grant, multiplied by the sum (taken to the 5th power) of (a) 1, plus (b) the Estimated Annual Growth Rate, but in no event may the exercise price be less than fair market value on the date of grant. The Estimated Annual Growth Rate is intended to represent annual percentage stock appreciation at least in the amount of the Company's cost of capital (with due consideration for dividends paid, risk and illiquidity) and equals the average daily closing 30 year U.S. Treasury bond yield rate for the month of April immediately preceding the relevant plan year, plus 2%.

     2. Other Stock Awards. The Committee may also award stock appreciation rights ("SARs"), restricted stock, deferred stock and stock purchase rights under the plan. SARs may be granted in conjunction with all or part of any stock option, will be exercisable only at such times as and to the extent the underlying stock option is exercisable and upon exercise is paid in cash, Common Stock or a combination thereof, at the discretion of the Committee, in a per share amount equal to the excess of the fair market value of the Common Stock on the exercise date over the related option exercise price. Restricted stock may granted contingent upon the attainment of specified performance goals or such other factors as the Committee may determine and, during the period of restriction, the holder of restricted Common Stock may not sell, transfer, pledge or assign the restricted stock. A deferred stock award under the Incentive Plan is essentially similar to an award of restricted stock, except that no Common Stock is actually issued until the end of the deferral period. Accordingly, deferred stock carries no voting rights, although it maintains dividend rights, until such time as stock is actually issued. Stock purchase rights are generally exercisable only for 30 days after grant and may be exercised to purchase Common Stock at (a) fair market value, (b) 50% of fair market value, or (c) par value, all values being determined as of the date of grant.

     Change in Control Provisions. Upon the occurrence of a "change in control" of the Company, as defined in the Incentive Plan, any outstanding SARs and stock options which are not then exercisable will become fully exercisable and vested. Likewise, the restrictions and deferral limitations applicable to restricted stock, deferred stock and stock purchase rights will lapse and such shares and awards will be free of all restrictions and deemed fully vested under the terms of the original grant.

     Upon a change in control, optionees may elect to surrender all or any part of their stock options and receive a per share amount in cash equal to the excess of the "change in control price" over the exercise price of the stock option. The "change in control price" will be the highest price per share paid in any transaction reported on the NASDAQ National Market System, or paid or offered to be paid in any bona fide transaction relating to a potential or actual change in control of the Company at any time during the 60-day period immediately preceding the change in control as determined by the Committee.

     If an optionee's employment is terminated at or following a change in control (other than by death, disability or retirement), the exercise periods of an optionee's stock options will be extended to the earlier of six months and one day from the date of employment termination or the options' respective expiration dates.

     Miscellaneous. The Incentive Plan may be amended or discontinued by the Board of Directors, provided that the Board may not, without the approval of the Company's shareholders, (a) increase the number of shares reserved for distribution or decrease the option price of a stock option below 100% of the fair market value at grant or change the pricing terms applicable to stock purchase rights, except as expressly provided in the Incentive Plan as described below with respect to certain events such as a merger, stock split, consolidation, recapitalization, stock dividend, reorganization or other capital event, (b) change the class of employees eligible to receive awards under the Incentive Plan, or (c) extend maximum exercise periods for awards. No amendment or discontinuance may impair the rights of an optionee or recipient under an outstanding stock option or other award without the recipient's consent.

     In the event of any merger, stock split, consolidation, recapitalization, stock dividend, reorganization or other change in corporate structure affecting the Common Stock, the Board of Directors may, in its sole discretion, make substitutions or adjustments in the aggregate number of shares reserved for issuance under the Incentive Plan, in the number and option price of shares subject to outstanding options (and related stock appreciation rights), in the number and purchase price of shares subject to outstanding stock purchase rights, and in the number of shares subject to other awards granted under the Incentive Plan.

INCENTIVE PLAN BENEFITS

     Set forth in the table below are the number of stock options granted in fiscal 2002 and, conditioned upon the approval of the proposed amendment to the Incentive Plan by the shareholders of the Corporation, the number of stock options the Corporation granted in fiscal 2003 to each of the named executive officers and certain groups. Stock options were the only type of awards granted under the Incentive Plan during 2002 and are the only type of awards the Corporation currently contemplates awarding in 2003.

                                                                FISCAL 2002          FISCAL 2003
                 NAME AND POSITION OR GROUP                  NUMBER OF OPTIONS    NUMBER OF OPTIONS
                 --------------------------                  -----------------    -----------------
Harold M. Stratton II, Chairman of the Board and Chief
  Executive Officer.........................................       13,620              24,760
John G. Cahill, President and Chief Operating Officer.......       20,150              19,940
Patrick J. Hansen, Vice President and Chief Financial
  Officer, Secretary and Treasurer..........................        4,380               5,190
Gerald L. Peebles, Vice President and General Manager
  Mexican Operations........................................        6,440               5,840
Donald J. Harrod, Vice President-Engineering................        5,300               5,320
All executive officers, as a group..........................       78,970              64,040
All directors who are not executive officers, as a group....            0                   0
All employees, as a group...................................      114,000              88,000

     The types of awards and amounts thereof that may be granted under the Incentive Plan to the above-named individuals and groups in the future are not determinable at this time.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of the Common Stock present in person or by proxy at the Annual Meeting is required for approval of the proposed amendment to the Incentive Plan.

BOARD OF DIRECTORS RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSED AMENDMENT TO THE INCENTIVE PLAN.

                                    AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has selected Deloitte & Touche LLP to be the Corporation's auditors for the 2002 fiscal year. The Audit Committee will not choose independent auditors for fiscal 2003 until after the Annual Meeting. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. Arthur Andersen LLP was the Corporation's auditors for the 2001 fiscal year and it is not expected that a representative of Arthur Andersen LLP will be present at the Annual Meeting.

                  ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
                            COMMISSION ON FORM 10-K

     The Corporation is required to file an annual report, called a Form 10-K, with the Commission. A copy of Form 10-K for the fiscal year ended June 30, 2002 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written request should be directed to Patrick J. Hansen, Office of the

Corporate Secretary, STRATTEC SECURITY CORPORATION, 3333 West Good Hope Road, Milwaukee, Wisconsin 53209.

                             SHAREHOLDER PROPOSALS

     Proposals which shareholders intend to present at the 2003 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Corporation's principal offices in Milwaukee, Wisconsin no later than April 30, 2003 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after May 30, 2003 and the Corporation will not be required to present any such proposal at the 2003 Annual Meeting of Shareholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2003 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

                                 OTHER MATTERS

     The directors of the Corporation know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          STRATTEC SECURITY CORPORATION

                                          Patrick J. Hansen, Secretary

Milwaukee, Wisconsin
August 28, 2002

                         STRATTEC SECURITY CORPORATION
                              STOCK INCENTIVE PLAN
                     (AS AMENDED EFFECTIVE OCTOBER 8, 2002)

     1. Purpose; Definitions. The purpose of the Plan is to enable key employees of the Company, its subsidiaries and affiliates to participate in the Company's future by offering them proprietary interests in the Company. The Plan also provides a means through which the Company can attract and retain key employees of merit.

     For purposes of the Plan, the following terms are defined as set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (c) "Commission" means the Securities and Exchange Commission or any successor agency.

          (d) "Committee" means the Committee referred to in Section 2.

          (e) "Company" means STRATTEC SECURITY CORPORATION, a corporation organized under the laws of the State of Wisconsin, or any successor corporation.

          (f) "Deferred Stock" means an award made pursuant to Section 8.

          (g) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

          (h) "Early Retirement" means retirement, with the consent of and for purposes of the Company, from active employment with the Company, a subsidiary or affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (j) "Fair Market Value" means, except as provided in Sections 5(k) and 6(b)(ii): (i) with respect to Non-Qualified Stock Options granted in connection with the distribution of Stock made by Briggs & Stratton Corporation to its shareholders, the average closing price of the Stock on the NASDAQ National Market System during the five trading days after the effective date of such distribution; and (ii) in all other instances, the mean, as of any given date, between the highest and lowest reported sales prices of the Stock on the NASDAQ National Market System or, if no such sale of Stock occurs on the NASDAQ National Market System on such date, the fair market value of the Stock as determined by the Committee in good faith.

          (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (l) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

          (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (n) "Normal Retirement" means retirement from active employment with the Company, a subsidiary or affiliate at or after age 65.

          (o) "Plan" means the STRATTEC SECURITY CORPORATION Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

          (p) "Restricted Stock" means an award under Section 7.

          (q) "Retirement" means Normal Retirement or Early Retirement.

          (r) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

          (s) "Stock" means the Common Stock, $.01 par value per share, of the Company.

          (t) "Stock Appreciation Right" means a right granted under Section 6.

          (u) "Stock Option" or "Option" means an Option or Leveraged Stock Option granted under Section 5.

          (v) "Stock Purchase Right" means a purchase right granted under
     Section 9.

     In addition, the terms "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 10(b) and (c), respectively, and other capitalized terms used herein shall have the meanings ascribed to such terms in the relevant section of this Plan.

     2. Administration. The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed solely of two or more Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.

     The Committee shall have plenary authority to grant to eligible employees, pursuant to the terms of the Plan, Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Purchase Rights.

     In particular, the Committee shall have the authority, subject to the terms of the Plan:

          (a) to select the officers and other key employees to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Purchase Rights may from time to time be granted;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Purchase Rights or any combination thereof are to be granted hereunder,

          (c) to determine the number of shares to be covered by each award granted hereunder,

          (d) to determine the terms and conditions of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

          (e) to adjust the performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan;

          (f) to determine under what circumstances a Stock Option may be settled in cash, Deferred Stock or Restricted Stock under Section 5(k);

          (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an award shall be deferred; and

          (h) to determine the terms and conditions of Stock Purchase Rights, the Stock purchased by exercising such Rights and any loans to be made by the Company with respect thereto.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee pursuant to the provisions of the Plan with respect to any award shall be made in its sole discretion at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

     3. Stock Subject to Plan. The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,600,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     Subject to Section 6(b)(iv), if any shares of Stock that have been optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to any Restricted or Deferred Stock award or Stock Purchase Right are forfeited or if any Stock Option or other award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options, in the number and purchase price of shares subject to outstanding Stock Purchase Rights and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

     4. Eligibility. Officers and other key employees of the Company, its subsidiaries and affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries or affiliates are eligible to be granted awards under the Plan.

     5. Stock Options. Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights).

     Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 425(f) of the Code). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is an agreement for Incentive Stock Options or NonQualified Stock Options. The grant of a Stock Option shall occur on the date the Committee by resolution selects an employee as a participant in any grant of Stock Options, determines the number of Stock Options to be granted to such employee and specifies the terms and provisions of the option agreement. The Company shall notify a participant of any grant of Stock Options, and a written option agreement or agreements shall be duly executed and delivered by the Company.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be equal to the Fair Market Value of the Stock at time of grant or such higher price as shall be determined by the Committee at grant.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

          (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased.

          Such notice shall be accompanied by the payment in full of the purchase price for such shares or, to the extent authorized by the Committee, by irrevocable instructions to a broker to promptly pay to the Company in full the purchase price for such shares. Such payment shall be made in cash, outstanding shares of Stock, in combinations thereof, or any other method of payment approved by the Committee; provided, however, that the deposit of any withholding tax shall be made in accordance with applicable law. If shares of Stock are being used in part or full payment for the shares to be acquired upon exercise of the Stock Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Stock Option at the Fair Market Value of the shares. Any certificates evidencing shares of Stock used to pay the purchase price shall be accompanied by stock powers duly endorsed in blank by the registered holder of the certificate (with signatures thereon guaranteed). In the event the certificates tendered by the holder in such payment cover more shares than are required for such payment, the certificate shall also be accompanied by instructions from the holder to the Company's transfer agent with regard to the disposition of the balance of the shares covered thereby.

          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee.

          No shares of Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, an optionee shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in
     Section 13(a).

          (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee other than by will or by laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution.

          (f) Termination by Death. Subject to Section 5(j), if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, provided, however, that, if the optionee dies within such three-year (or such shorter) period any unexercised Stock option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company, a subsidiary or affiliate without cause. Notwithstanding the foregoing, if an optionee's employment terminates at or after a Change in Control (as defined in Section 10(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (x) six months and one day, and (y) the balance of such Stock Option's term pursuant to Section 5(b).

          (j) Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and any other stock option plan of any subsidiary or parent corporation (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000.

          The Committee is authorized to provide at grant that, to the extent permitted under Section 422 of the Code, if a participant's employment with the Company and its subsidiaries is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(f), (g), or (h), applied without regard to this Section 5(j), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option (either as an. Incentive Stock Option or, if exercised after the expiration periods that apply for the purposes of Section 422, as a Non-Qualified Stock Option).

          (k) Cashing Out of Option; Settlement of Spread Value In Deferred or Restricted Stock. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash out.

          Cash outs relating to options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Rule 16b-3, to the extent applicable, and, in the case of cash outs of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in Section 6(b)(ii)(b).

          In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value payable in the event of a cash out of an unexercised Stock Option or the Spread Value portion of an exercised Stock Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Deferred or Restricted Stock, determined without regard to the deferral limitations or forfeiture restrictions involved. Notwithstanding any other provision of this Plan, upon a Change in Control (as defined in Section 10(b)) other than a Change in Control specified in clause (i) of Section 10(b) arising as a result of beneficial ownership (as defined therein) by the Participant of Outstanding Company Common Stock or Outstanding Company Voting Securities (as such terms are defined below), in the case of Stock Options other than Stock Options held by an officer or director of the Company (within the meaning of Section 16 of the Exchange
     Act) which were granted less than six months prior to the Change in Control, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, in lieu of the payment of the exercise price of the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 10(c)) per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised.

          (l) Leveraged Stock Options. Any of the shares of Stock reserved and available for distribution under the Plan may be used for grants of "Leveraged Stock Options" pursuant to the Company's Leveraged Stock Option Program described below (the "LSO Program").

             (i) Objectives. The LSO Program is designed to build upon the Company's Economic Value Added Incentive Compensation Plan ("EVA Plan") by tying the interests of certain senior executives ("Senior Executives") to the long term consolidated results of the Company. In this way, the objectives of Senior Executives will be more closely aligned with the Company's shareholders. Whereas the EVA Plan provides for near and intermediate term rewards, the LSO Program provides a longer term focus by allowing Senior Executives to participate in the long-term appreciation in the equity value of the Company. In general, the LSO Program is structured such that each year an amount equivalent to the Total Bonus Payout under the EVA Plan is invested on behalf of Senior Executives in options on the Company's Stock ("LSOs"). These LSOs become exercisable after they have been held for three years, and they expire at the end of five years. The LSO Program is also structured so that a fair return must be provided to the Company's shareholders before the options become valuable.

             (ii) Leveraged Stock Option Grant. For fiscal 1995 and subsequent years, the dollar amount to be invested in LSOs for each Senior Executive shall be equal to the amount of each Senior Executive's Total Bonus Payout determined under the EVA Plan effective for the applicable fiscal year. The number of LSOs awarded shall be determined by dividing
        (a) the dollar amount of such

        LSO award by (b) 10% of the Fair Market Value of Company stock on the date of the grant, as determined by the Committee, rounded (up or down) to the nearest 10 shares.

             (iii) Term. All LSOs shall be exercisable beginning on the third anniversary of the date of grant, and shall terminate on the fifth anniversary of the date of grant unless sooner exercised, unless the Committee determines other dates.

             (iv) Exercise Price. The exercise price for LSOs shall be the product of 90% of the Fair Market Value per share as determined above, times the sum taken to the fifth (5th) power of (a) 1, plus (b) the Estimated Annual Growth Rate, but in no event may the exercise price be less than Fair Market Value on the date of grant. The Estimated Annual Growth Rate (intended to represent annual percentage stock appreciation at least in the amount of the Company's cost of capital, with due consideration for dividends paid, risk and illiquidity) is the average daily closing 30-year U.S. Treasury bond yield rate for the month of April immediately preceding the relevant Plan year, plus 2%. So,

           Exercise Price = (.9 X FMV) X (1 + Estimated Annual Growth Rate)(5)

             Example: $15 share price; 9.75% Estimated Annual Growth Rate (7.75% 30-year U.S. Treasury bond rate, plus 2%): $13.50 (90% FMV) X (1.0975)(5) = $21.50

             (v) Limitations on LSO Grants and Carryover. Notwithstanding subsection (l)(ii), the maximum number of LSOs that may be granted to all Senior Executives for any Plan year during the five (5) year term of this LSO Program, shall be 80,000. In the event that the 80,000 limitation shall be in effect for any Plan year, the dollar amount to be invested for each Senior Executive shall be reduced by proration based on the aggregate Total Bonus Payouts of all Senior Executives so that the limitation is not exceeded. The amount of any such reduction shall be carried forward to subsequent years and invested in LSOs to the extent the annual limitation is not exceeded in such years.

             (vi) The Plan. Except as modified herein, LSOs are Incentive Stock Options to the extent they are eligible for treatment as such under
        Section 422 of the Internal Revenue Code. If not eligible for Incentive Stock Option treatment, the LSOs shall constitute Non-Qualified Stock Options. Except as specifically modified herein, LSOs shall be governed by the terms of the Plan.

     6. Stock Appreciation Rights.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee may require that such Stock Appreciation Rights be exercised only in accordance with the applicable provisions of Rule 16b-3.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
     Section 5(e).

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

     7. Restricted Stock.

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture and any other terms and conditions of the awards, in addition to those contained in
Section 7(c).

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. Each participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the STRATTEC SECURITY CORPORATION Stock

     Incentive Plan. Copies of such Plan and Agreement are on file at the offices of STRATTEC SECURITY CORPORATION, 3333 West Good Hope Road, Glendale, Wisconsin 53209-2043."

          The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and, conditions:

          (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during a period set by the Committee, commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance and such other factors or criteria as the Committee may determine.

          (ii) Except as provided in this paragraph (ii), and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee, cash dividends shall be automatically deferred and reinvested in additional Restricted Stock and dividends payable in Stock shall be paid in the form of Restricted Stock.

          (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i) and (iv), upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

          (iv) In the event of hardship or other special circumstances of a participant whose employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

          (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

          (vi) Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

     8. Deferred Stock.

     (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred and any other terms and conditions of the award, in addition to those contained in
Section 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

     (b) Terms and Conditions. Deferred Stock awards shall be subject to the following terms and conditions:

          (i) Subject to the provisions of the Plan and the Deferred Stock Agreement referred to in Section 8(b)(vii), Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 8(b)(vi), where applicable), share certificates shall be delivered to the participant for the shares covered by the Deferred Stock award.

          (ii) Unless otherwise determined by the Committee, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be awarded, automatically deferred and deemed to be reinvested in additional Deferred Stock.

          (iii) Except to the extent otherwise provided in the applicable Deferred Stock Agreement and Sections 8(b)(iv) and (v), upon termination of a participant's employment for any reason during the Deferral Period, the rights to the shares still covered by the Deferred Stock award shall be forfeited.

          (iv) Based on service, performance and such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Deferred Stock award and waive the deferral limitations for all or any part of such award.

          (v) In the event of hardship or other special circumstances of a participant whose employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining deferral limitations with respect to any or all of such participant's Deferred Stock.

          (vi) A participant may elect to further defer receipt of the Deferred Stock payable under an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for the award (or for such installment of an award).

          (vii) Each award shall be confirmed by, and be subject to the terms of, a Deferred Stock Agreement.

     9.  Stock Purchase Rights.

     (a) Awards and Administration. The Committee may grant Stock Purchase Rights which shall enable the recipients to purchase Stock:

          (i) at its Fair Market Value on the date of grant;

          (ii) at 50% of such Fair Market Value on such date; or

          (iii) at an amount equal to the par value of such Stock on such date.

     The Committee may impose such terms and conditions as it shall determine on such Stock Purchase Rights or the exercise thereof and may also provide for deferral limitations or forfeiture restrictions with respect to the Stock purchased.

     Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement. The terms of such awards need not be the same with respect to each participant.

     (b) Stock Exercisability. Stock Purchase Rights shall be exercisable for such period after grant as is determined by the Committee, not to exceed 30 days.

     (c) Loans. If the Committee so determines, the Company shall make or arrange for a loan to an employee with respect to the exercise of Stock Purchase Rights. The Committee shall have full authority to decide whether such a loan should be made and to determine the amount, term and other provisions of any such loan, including the interest rate to be charged, whether the loan is to be with or without recourse against the borrower, the security, if any, therefor, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall have a term (including extensions) exceeding 10 years in duration or be in an amount exceeding 90% of the total purchase price paid by the borrower.

     10.  Change In Control Provisions.

     (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 10(b)):

          (i) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

          (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock and Stock Purchase Rights shall lapse, and such Restricted Stock, Deferred Stock and Stock Purchase Rights shall become free of all restrictions and fully vested to the full extent of the original grant.

     (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Stock of the Company (the "outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
     (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this subsection (b) of this Section 10; or

          (ii) Individuals who, as of February 27, 1995, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to February 27, 1995 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

     (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the highest price per share paid in any transaction reported on the NASDAQ National Market System or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding 60 day period as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options.

     11. Amendments and Termination. The Board may amend, alter or discontinue the Plan but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award and Stock Purchase Right theretofore granted without the optionee's or recipient's consent or which, without the approval of the Company's stockholders, would:

          (a) except as expressly provided in the Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) except as expressly provided in the Plan, decrease the option price of (i) any Stock Option to less than the Fair Market Value on the date of grant or (ii) change the minimum price terms of Section 9(a);

          (c) change the class of employees eligible to participate in the Plan; or

          (d) extend the maximum option period under Section 5(b) or the maximum exercise period under Section 9(b).

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments.

     12. Unfunded Status of Plan. It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     13. General Provisions.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or a Stock Purchase Right to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Company, a subsidiary or affiliate from adopting other or additional compensation arrangements for its employees.

     (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or affiliate to terminate the employment of any employee at any time.

     (d) No later than the dates as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

     (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

     (f) The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

     (g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

     (h) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Wisconsin.

STRATTEC SECURITY CORPORATION
3333 WEST GOOD HOPE ROAD
MILWAUKEE, WI 53209                                                        PROXY
--------------------------------------------------------------------------------

                          STRATTEC SECURITY CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Harold M. Stratton II and John G. Cahill, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of STRATTEC SECURITY CORPORATION to be held on October 8, 2002 at 2:00 p.m., local time, at the Manchester East Hotel, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, and at any adjournment thereof, there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

      Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTORS AND TO APPROVE AND ADOPT THE AMENDMENT TO THE STRATTEC SECURITY CORPORATION STOCK INCENTIVE PLAN. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

                      See reverse for voting instructions.

                               PLEASE DETACH HERE
--------------------------------------------------------------------------------

                STRATTEC SECURITY CORPORATION 2002 ANNUAL MEETING


1. ELECTION OF DIRECTOR:       01 JOHN G. CAHILL        [ ] Vote FOR        [ ] Vote WITHHELD
   (term expiring at the       02 MICHAEL J. KOSS       all nominees        from all nominees
   2005 Annual Meeting)                              (except as marked)

(Instructions: To withhold authority to vote for
any indicated nominee, write the number(s) of       ---------------------------
the nominee(s) in the box provided to the right.)


2. Approval and adoption of proposed amendment to   [ ] For   [ ] Against   [ ] Abstain
   the STRATTEC SECURITY CORPORATION Stock
   Incentive Plan.

3. In their discretion, the Proxies are authorized to vote such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.



Address change?  Mark box [ ]                Date
Indicate changes below:                          ------------------------------


                                             ----------------------------------
                                             Signature(s) in Box
                                             If signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please add your full title as such.
                                             If shares are held by two or more
                                             persons, all holders must sign the
                                             Proxy.